Exhibit 10.39

TERMINATION AGREEMENT

This Termination Agreement (this “Termination Agreement”) is made as of February 14, 2013, by Bain Capital Integral Investors, LLC, Bain Capital Fund IX, LLC, BCIP Associates-G and BCIP TCV, LLC (collectively, the “Stockholders”).

WHEREAS, Burlington Coat Factory Holdings, Inc., the Stockholders and certain other investors and managers are parties to that certain Stockholders Agreement, dated as of April 13, 2006 (the “Agreement”);

WHEREAS, the Stockholders constitute “Majority Investors” as such term is defined in the Agreement; and

WHEREAS, the Stockholders desire to terminate the Agreement in accordance with Section 10.2 of the Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Termination and Release. The Stockholders hereby agree that the Agreement shall be automatically terminated effective immediately and no party shall have any further liability or obligation to any other party relating to or arising out of the Agreement, the transactions contemplated by the Agreement, or in respect of any other document or theory of law or equity or in respect of any oral representations made or alleged to be made in connection herewith or therewith, whether at law or equity, in contract, in tort or otherwise.

2. Conflicts. In the event of a conflict between the terms and provisions of this Termination Agreement and the terms and provisions of the Agreement, the terms and provisions of this Termination Agreement shall govern.

3. Governing Law. This Termination Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

4. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original and all of which when taken together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Termination Agreement as of the date first above written.

BAIN CAPITAL INTEGRAL INVESTORS, LLC
By:	BAIN CAPITAL INVESTORS, LLC
its administrative member

By:	/s/ Jordan Hitch
	Name:	Jordan Hitch
	Title:	Managing Director

BAIN CAPITAL FUND IX, LLC
By:	BAIN CAPITAL FUND IX, L.P.
its sole member
By:	BAIN CAPITAL PARTNERS IX, L.P.
its general partner
By:	BAIN CAPITAL INVESTORS, LLC
its general partner

By:	/s/ Jordan Hitch
	Name:	Jordan Hitch
	Title:	Managing Director

BCIP ASSOCIATES-G
By:	BAIN CAPITAL INVESTORS, LLC
its administrative partner

By:	/s/ Jordan Hitch
	Name:	Jordan Hitch
	Title:	Managing Director

BCIP TCV, LLC
By:	BAIN CAPITAL INVESTORS, LLC
its administrative member

By:	/s/ Jordan Hitch
	Name:	Jordan Hitch
	Title:	Managing Director

SIGNATURE PAGE TO TERMINATION AGREEMENT (STOCKHOLDERS AGREEMENT)

Acknowledged and Agreed:

BURLINGTON COAT FACTORY HOLDINGS, INC.

By:	/s/ Robert LaPenta
Name:	Robert LaPenta
Title:	Vice President and Treasurer

SIGNATURE PAGE TO TERMINATION AGREEMENT (STOCKHOLDERS AGREEMENT)